Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this “Agreement”), dated as of June 30, 2009, by and between Allora Minerals, Inc., a Nevada corporation (the “Company”), and each buyer identified on the Schedule of Buyers attached hereto (collectively, the “Buyers” and each individually, the “Buyer”).

WHEREAS:

          A.      As of the date hereof, the Company has entered into that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), pursuant to which the Company has agreed to purchase at the closing thereunder, all or substantially all of the assets, and certain shares of the capital stock and liabilities of, certain subsidiaries of EPOD Solar, Inc. (“EPOD”);

          B.      In connection with the Securities Purchase Agreement by and among EPOD and the parties hereto dated as of June 30, 2009 (the “Purchase Agreement”), EPOD agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Buyer the following securities:

          (i)                Senior Secured Convertible Debentures (the “Debentures”), as described in the Purchase Agreement; and

          (ii)                Common Stock Purchase Warrants in the amount described in the Purchase Agreement (the “Warrants”).

          C.      Pursuant to the Asset Purchase Agreement, the Company has agreed to assume EPOD’s obligations under the Purchase Agreement, the Debentures, the Warrants, and in the remaining Transaction Documents (as defined in the Purchase Agreement) upon the closing of the Asset Purchase Agreement;

          D.      Prior or subsequent to the closing of the Asset Purchase Agreement, the Debentures are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Debentures, and each of the Warrants is exercisable into shares of common stock of the Company, upon the terms and conditions and subject to the limitations and conditions set forth in the Warrants, all subject to the terms and conditions of the Purchase Agreement; and

          E.      To induce the Buyer to execute and deliver the Purchase Agreement, the Company agreed to provide certain registration rights under the 1933 Act (as defined below), and applicable state securities laws.

          NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

          1. DEFINITIONS.

          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

           “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute.

           “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute.

          “Additional Registration Statement” shall have the meaning ascribed to it in Section 3(b) below.

          “Additional Registration Effectiveness Deadline” shall have the meaning ascribed to it in Section 3(b) below.

          “Additional Registration Filing Deadline” shall have the meaning ascribed to it in Section 3(b) below.

          “Business Day” shall have the meaning ascribed to it in the Debentures.

          “Buyer” means the purchaser of Debentures and Warrants pursuant to the Purchase Agreement specified on the signature page hereof, and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

          “Commission” means the Securities and Exchange Commission.

          “Cutback Shares” means any of the Target Registration Amount of Registrable Securities not included in any of the Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the Staff pursuant to Rule 415.

          “Debentures” shall have the meaning set forth in the recitals.

          “Debenture Shares” means the shares of Common Stock issuable upon conversion of the Debentures.

          “Effective Date” shall mean the date that the initial Registration Statement is first declared effective by the Commission.

          “Effectiveness Period” means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on the earliest to occur of (a) the second (2nd) anniversary of such Effective Date (provided that, if the Registrable Securities are not eligible for resale under Rule 144 without volume or other limitations as of such second (2nd) anniversary, such period shall be extended for up to three (3) additional years until the Registrable Securities become eligible for resale under Rule 144 without volume or other limitations), (b) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the holders of the Registrable Securities included therein, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Buyers pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Buyers.

          “Effectiveness Deadline” shall mean, with respect to the Initial Registration Statement, shall mean the sixtieth (60th) calendar day after the date of closing of the Asset Purchase (as defined in the Purchase Agreement) and, with respect to any Additional Registration Statements which may be required pursuant to Section 3(b), the Additional Registration Effectiveness Deadline; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Business Day (as defined in the Debentures) following the date on which the Company is so notified if such date precedes the dates otherwise required above.

          “Exclusion Period” shall have the meaning set forth in Section 3(p) below.

          “Filing Deadline” shall mean the Initial Registration Filing Deadline, or any applicable Additional Registration Filing Deadline.

          “FINRA” shall mean the Financial Industry Regulatory Authority (f/k/a the National Association of Securities Dealers, Inc.).

          “Initial Registration Filing Deadline” shall mean, with respect to the Initial Registration Statement required hereunder, not more than thirty (30) days following the date of closing of the Asset Purchase (as defined in the Purchase Agreement).

          “Initial Registration Minimum” means a number of Registrable Securities equal to the lesser of (i) the total number of Registrable Securities, and (ii) the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415 as advised by the Staff in a written comment letter or otherwise (which number shall be no less than thirty percent (30%) of the number of issued and outstanding shares of Common Stock that are held by non-affiliates of the Company on the day immediately prior to the filing date of the Initial Registration Statement, unless the Staff expressly requires otherwise).

          “Initial Registration Statement” shall have the meaning set forth in Section 2(a) below.

           “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          “Purchase Securities” shall have the meaning ascribed to it in the Purchase Agreement.

          “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Registration Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

          “Registrable Securities,” for a given Registration Statement, means (a) or issuable upon exercise of or otherwise pursuant to the Warrants, (b) all Debenture Shares issued or issuable upon conversion of or otherwise pursuant to the Debentures, (c) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing, (d) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Warrants or the Debentures (in each case, without giving effect to any limitations on exercise set forth in the Warrants or the Debentures), and (e) any other shares of Common Stock issued pursuant to the terms of the Purchase Agreement, the Warrants, the Debentures, this Registration Rights Agreement or any other Transaction Document (as defined in the Purchase Agreement), and (f) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          “Registration Failure” shall have the meaning set forth in Section 4 below.

          “Registration Failure Liquidated Damages” shall have the meaning set forth in Section 4 below.

          “Registration Statement(s) means a registration statement(s) of the Company under the 1933 Act.

          “Registration Trigger Date” shall have the meaning set forth in Section 3(b) below.

          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          “Rule 415 Eligible” shall have the meaning set forth in Section 2(a) below. “Rule 424” means Rule 424 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          “SEC Guidance” means (i) the Securities Act, and (ii) any publicly-available written or oral guidance, comments, requirements or requests of the Staff.

          “SEC Share Reduction” shall have the meaning ascribed to it in Section 2(a) below.

          “Staff” means the staff of the Commission.

          “Target Registration Amount” shall have the meaning set forth in Section 2(a) below.

          “Target Registration Shortfall” shall have the meaning set forth in Section 2(a) below.

          “Target Registration Shortfall Amount” shall have the meaning set forth in Section 2(a) below.

          “Warrants” shall have the meaning set forth in the recitals.

          “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

          2. REGISTRATION.

               a. MANDATORY REGISTRATION. Following the closing of the Asset Purchase, the Company shall prepare, and, on or prior to the Initial Registration Filing Deadline, file with the Commission a Registration Statement on Form S-1 (or, if Form S-1 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Buyer, which consent will not be unreasonably withheld) (the “Initial Registration Statement”) covering the resale of all or the maximum portion of the Registrable Securities as permitted by SEC Guidance. The Company shall thereafter use its best efforts to cause the Initial Registration Statement to become effective as soon as possible after such filing, but in any event no later than the Effectiveness Deadline, and shall keep the Initial Registration Statement current and effective pursuant to Rule 415 at all times during the Effectiveness Period. The Initial Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not, at the time of filing thereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

          The Initial Registration Statement, to the extent allowable under the 1933 Act (including Rule 416 promulgated thereunder), shall state that such Initial Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of or otherwise pursuant to the Warrants, or upon conversion or otherwise pursuant to the Debentures, to prevent dilution resulting from stock splits, stock dividends or similar transactions and shall contain (unless otherwise directed by at least a three-fourths (3/4) majority in interest of the Buyers) substantially the “Plan of Distribution” attached hereto as Annex A.

               The number of shares of Common Stock initially included in such Initial Registration Statement shall be no less than one hundred and fifty percent (150%) of the aggregate number of Warrant Shares and Debenture Shares that are then issuable upon exercise or conversion of or otherwise pursuant to the Warrants and the Debentures, without regard to any limitation on the Buyer’s ability to exercise the Warrants or Debentures (collectively, the “Target Registration Amount”). Notwithstanding the foregoing, if the Company is advised by the Staff, in a written comment letter or otherwise, that it is not eligible to conduct the offering of the Registrable Securities under Rule 415 because of the number of shares sought to be included in the Initial Registration Statement (or any other Registration Statement required to be filed by the Company pursuant hereto) then, subject to any applicable Registration Failure Liquidated Damages (as defined herein), the Company may reduce (an “SEC Share Reduction”) the number of shares covered by the Initial Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415 (“Rule 415 Eligible”); provided however, that the Company shall use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, SEC Compliance and Disclosure Interpretations, No. 214.02 (Jan. 26, 2009). In the event the Company reduces unilaterally the number of shares covered by such Registration Statement to a number less than the Initial Registration Minimum, the Company will be obligated to pay Registration Failure Liquidated Damages (as defined below) to the Buyer. In the event of an SEC Share Reduction, the number of Registrable Securities registered shall be cut back pro rata (based upon the relative number of Warrants and Debentures held by each Buyer). In the event that, due to an SEC Share Reduction or otherwise, any Registration Statement filed hereunder shall (when combined with any previous Registration Statements that are current and effective) register a number of shares of Common Stock which is less than the Target Registration Amount (a “Target Registration Shortfall”) then the unregistered portion of the Target Registration Amount (the “Target Registration Shortfall Amount”) shall be included in the next Additional Registration Statement (in accordance with Section 3(b) below).

               The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm New York City Time on a Business Day. The Company shall immediately notify the Buyer via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Business Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, as early as practicable on the Business Day after the effective date of such Registration Statement, file a final Prospectus with the Commission, if required by Rule 424. The Company acknowledges that the number of shares initially included in each Registration Statement represents a good faith estimate of the maximum number of shares issuable upon exercise of or otherwise pursuant to the Warrants and Debentures and shall be amended if not sufficient. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Buyer and its counsel prior to its filing or other submission.

          b. PIGGY-BACK REGISTRATIONS. If at any time prior to the expiration of the Effectiveness Period (as hereinafter defined) the Company shall determine to file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to Buyer written notice of such determination and, if within fifteen (15) days after the delivery date of such notice, the Buyer shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities which are not then registered for resale pursuant to a current and effective Registration Statement, and which the Buyer requests to be registered except that, if (i) inclusion of such shares would result in the offering not being Rule 415 Eligible, or (ii) in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Buyer has requested inclusion hereunder (i) as would enable the offering to be Rule 415 Eligible, or (ii) as the underwriter shall permit;

          PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all other outstanding securities, the holders of which are not entitled by contract to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and

          PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which the Buyer is entitled to registration under this Section 2(b) is an underwritten offering, then the Buyer shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the registration rights of the Buyer pursuant to this Section 2(b) shall only be available in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 2(a) in accordance with the terms of this Agreement and shall terminate and be of no further force and effect once the Company satisfies its obligations under this Agreement.

          3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

               a. The Company shall prepare promptly, and file with the Commission as soon as practicable after the date of the closing under the Purchase Agreement (the “Closing Date”) (but no later than the Filing Deadline), Registration Statements with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event shall cause each such Registration Statement relating to Registrable Securities to become effective no later than the Effectiveness Deadline, and shall keep the Registration Statement current and effective pursuant to Rule 415 at all times during the Effectiveness Period. The Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not, at the time of filing thereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

               b. The Company shall (i) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statements and the Prospectus used in connection with the Registration Statements as may be necessary to keep the Registration Statements current and effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statements and the end of the Effectiveness Period, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Buyer true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company may excise any information contained therein which would constitute material non-public information as to a Buyer which has not executed a confidentiality agreement with respect thereto with the Company), and (iv) comply in all material respects with the applicable provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Buyer thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

               In the event of a Target Registration Shortfall (the date of each of which is referred to as a “Registration Trigger Date”), or in the event that on any Business Day (as defined in the Debenture) (each such Business Day is also referred to as a “Registration Trigger Date”) the number of shares available under a Registration Statement filed pursuant to this Agreement is otherwise insufficient to cover all of the Registrable Securities issued or issuable upon exercise of or otherwise pursuant to the Warrants (based on the Exercise Price then in effect, as defined in the Warrants) or the conversion of the Debentures (based on the Conversion Price then in effect, as defined in the Debentures), and otherwise issuable pursuant to the Transaction Documents, in each case without giving effect to any limitations on the Buyer’s ability to exercise the Warrants or the Debentures, or otherwise receive shares of Common Stock pursuant to the Transaction Documents, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both (each, an “Additional Registration Statement”), as soon as practicable so as to cover at least 150% of the total number of Registrable Securities so issued or issuable (based on the Exercise Prices of the Warrants and the Conversion Price of the Debentures, and such other relevant factors on which the Company reasonably elects to rely, and without giving effect to any limitations on exercise contained in the Warrants or limitations on conversion of the Debentures, or limitations on conversion or exercise or other payment of shares contained in the Purchase Agreement) as of the Registration Trigger Date (subject to an SEC Share Reduction, if applicable). The Company shall prepare and file each Additional Registration Statement as soon as practicable following any Registration Trigger Date, but not later than the date that is sixty (60) days following the applicable Registration Trigger Date (the “Additional Registration Filing Deadline”); provided that, if Cutback Shares are required to be included in the Additional Registration Statement, the “Additional Registration Filing Deadline” shall mean the later of (i) the date that is sixty (60) days after the date substantially all (as such term is then interpreted by the Commission) of the Registrable Securities registered under the immediately preceding Registration Statement are sold, and (ii) the date that is six (6) months following the date of effectiveness of the most recently effective Registration Statement or Additional Registration Statement filed hereunder. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event the Company shall cause such amendment and/or new Registration Statement to become effective within one hundred eighty (180) days of the Registration Trigger Date (the “Additional Registration Effectiveness Deadline”) or as promptly as practicable in the event the Company is required to increase its authorized shares.

               c. The Company shall furnish to the Buyer and its legal counsel, promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus, Prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the Commission or the Staff, and each item of correspondence from the Commission or the Staff, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents, as the Buyer may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Buyer. The Company will immediately notify the Buyer in writing of the effectiveness of each Registration Statement or any post-effective amendment thereto. The Company will promptly respond to any and all comments received from the Commission or the Staff, with a view towards causing each Registration Statement, or any amendment thereto, to be declared effective by the Commission as soon as reasonably practicable and shall file an acceleration request as soon as practicable, but no later than five (5) business days following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such Registration Statement or any amendment thereto will not be subject to review.

               d. Prior to any resale of Registrable Securities by a Buyer, the Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or "blue sky" laws of such jurisdictions in the United States as the Buyer shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions.

               e. The Company shall notify the Buyer as promptly as reasonably practicable after becoming aware of the following events: state a untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that, any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information. For not more than ten (10) consecutive calendar days (or a total of not more than twenty (20) days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, however, that the Company shall promptly (i) notify the Buyer in writing of the existence of (but in no event, without the prior written consent of the Buyer, shall the Company disclose to the Buyer any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (ii) advise the Buyer in writing to cease all sales under such Registration Statement until the end of the Allowed Delay; provided, that the above actions are consistent with the requirements of the 1933 Act and/or 1934 Act or other applicable law. The Company shall use its best efforts to ensure the use of the Prospectus may be resumed as promptly as practicable. Upon expiration of the Allowed Delay, the Company shall again be bound by the provisions of this Section 3(e) with respect to the information giving rise thereto. Nothing herein relieves the obligations set forth in the Debentures or the Warrants relative to Registration Failure Liquidated Damages or payments of the Default Amount pursuant to Events of Default.

               f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Buyer who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

               g. The Company shall permit a single firm of counsel designated by the Buyer to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), at the Company’s cost, not to exceed $2,000, a reasonable period of time prior to their filing with the Commission (such period to be not less than five (5) business days but not more than ten (10) business days) and not file any document in a form to which such counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to such counsel.

               h. The Company shall hold in confidence and not make any disclosure of information concerning the Buyer provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Buyer prior to making such disclosure, and allow the Buyer, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               i. If the Company becomes eligible for listing on a national securities exchange, the Company shall use its best efforts to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq Global Select Market or, if not eligible for the or the Nasdaq Global Select Market on the Nasdaq Global Market or, if not eligible for the Nasdaq Global Market, on the OTC Bulletin Board and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with FINRA as such with respect to such Registrable Securities.

               j. The Company shall appoint a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the Effective Date of the Initial Registration Statement.

               k. The Company shall cooperate with the Buyer who holds Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Buyer may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Buyer may request, and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Buyer) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue the Registrable Securities free of restrictive legends.

               l. At the request of the holders of a three-fourths (3/4) majority-in-interest of the Registrable Securities, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and any Prospectus used in connection with the Registration Statement as may be reasonably necessary in order to change the plan of distribution set forth in such Registration Statement; provided, that if such change is not legally necessary in order for the Buyers to timely sell their Registrable Securities, the Company shall not be required to effect such amendments if they will impose any additional requirements, including costs, on the Company.

               m. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Buyer of Registrable Securities pursuant to a Registration Statement.

               n. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the 1933 Act and the 1934 Act and the rules and regulations promulgated by the Commission).

                o. Further Registration Statements. Except for a Registration Statement filed on behalf of the Buyer pursuant to Section 2 or Section 3 of this Agreement, and except for an underwritten public offering, the Company shall not file any registration statements or amend (in such a manner as to increase the number of shares registered) any already filed registration statement with the Commission or with state regulatory authorities without the consent of the Buyer until the expiration of the “Exclusion Period”, which shall be defined as the earlier of (i) the date that the Registration Statement shall have been current and available for use in connection with the resale of the Registrable Securities for a period of 180 days, or (ii) until all Debenture Shares and Warrant Shares have been resold or transferred by the Buyers pursuant to the Registration Statement or are eligible for immediate unrestricted resale pursuant to Rule 144, without volume limitations. The Exclusion Period will be tolled during the pendency of an Event of Default as defined in the Debenture or an Event of Default as defined in the Warrants.

               p. FINRA Rule 2710 Filing; Broker Compensation. The Company shall effect a filing with respect to the public offering contemplated by the Registration Statement (an “Issuer Filing”) with FINRA pursuant to FINRA Rule 2710 within one Business Day of the date that the Registration Statement is first filed with the Commission and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

               q. No Piggyback Registrations. Neither the Company nor any of its security holders (other than the Buyers in such capacity pursuant hereto) may include securities of the Company in a Registration Statement (including but not limited to any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof) other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders. In addition, the Company shall not offer any securities for its own account or the account of others in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of three-fourths (3/4) of the Registrable Securities.

          4. REGISTRATION FAILURE. If:

                    (i) in the aggregate among all Buyers on a pro-rata basis based on their purchase of the Purchase Securities pursuant to the Purchase Agreement, the Initial Registration Statement registering for resale all of the Initial Registration Minimum (except as the result of a SEC Share Reduction) is not filed by the Initial Registration Filing Deadline or is not declared effective by the Commission by the Effectiveness Deadline; or

                    (ii) the Company files the Initial Registration Statement without affording the Buyers the opportunity to review and comment on the same as required by Section 3(g) herein; or

                    (iii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the 1933 Act, within five Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be reviewed or will not be subject to further review; or

                    (iv) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise provide a commercially reasonable written response to any comments made by the Commission in respect of such Registration Statement within 15 Business Days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective; or

                    (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Buyers are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than 10 consecutive calendar days or more than an aggregate of 15 calendar days (which need not be consecutive calendar days) during any 12-month period (or an aggregate of 25 calendar days if the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar or other material transaction and, in the written opinion of counsel to the Company, the Registration Statement would be required to be amended to include information concerning such pending transaction(s) or the parties thereto which information is not available or may not be publicly disclosed at the time);

                    (vi) the Initial Registration Statement and any Additional Registration Statement required to be filed hereunder is not filed by the applicable Filing Deadline or it is not declared effective by the applicable Effectiveness Deadline; or(vii) the Company shall fail for any reason to satisfy the current public information requirement under Rule 144 as to the applicable Registrable Securities;

                    (any such failure or breach being referred to as a “Registration Failure”, and for purposes of clause (i), (ii) or (vii), the date on which such Registration Failure occurs, and for purpose of clause (iii) the date on which such five Business Day period is exceeded, and for purpose of clause (iv) the date which such 10 Business Day period is exceeded, and for purpose of clause (v) the date on which such 10 consecutive or 15 aggregate calendar day period, as applicable, is exceeded being referred to as a “Registration Failure Date”);then, in addition to any other rights the Buyers may have hereunder or under applicable law, (A) with respect to clause (i), above, the Interest Rate (as defined in the Debentures) payable on the Debentures shall (retroactively to the date the Interest (as defined in the Debentures) began to accrue under the Debentures) increase from 11% to 13% until such time as the Initial Registration Statement is filed or declared effective by the Commission, as applicable, and as of such date the Interest Rate will reset to 11%, (B) with respect to clause (vii), the Company shall pay to a Buyer, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of Buyer’s ability to sell the Registrable Securities, an amount in cash equal to two percent (2.0%) of the aggregate purchase price of such Buyer’s Debentures pursuant to the Purchase Agreement on the day of such failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (x) the date such failure is cured and (y) such time that such public information is no longer required for the Buyers to transfer the Registrable Securities pursuant to Rule 144, and (C) with respect to any other clause of this Section 4, on each such Registration Failure Date and on each monthly anniversary of each such Registration Failure Date (if the applicable Registration Failure shall not have been cured by such date) until the applicable Registration Failure is cured, the Company shall pay to each Buyer an amount (“Registration Failure Liquidated Damages”) in cash, as liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Buyer pursuant to the Purchase Agreement for any unconverted Debentures. The parties agree that the Company shall not be liable for liquidated damages under this Section 4 with respect to any Warrants, Debentures, Debenture Shares or Warrant Shares in the event that such Warrants are exercisable in a Cashless Exercise (as defined therein) and such Debentures are convertible for shares of Common Stock, and the underlying Warrant Shares or Debenture Shares are eligible for sale under Rule 144 (without volume or other ) following such Cashless Exercise or conversion.

                    (vii) Notwithstanding (i) to (vi) above, the Company shall not be liable for Registration Failure Liquidated Damages if (1) the Company makes all filings as and when required by this Agreement, (2) the Company responds to any comments from the SEC regarding a Registration Statement within ten (10) Business Days of the date of receipt of such comments, and (3) the Company uses its best efforts to have the subject Registration Statement declared effective for the number of shares required hereunder as quickly as reasonably possible. Registration Failure Liquidated Damages shall be due and payable by the fifth (5th) day of the calendar month in which they accrue. If the Company fails to pay any liquidated damages pursuant to this Section in full within five (5) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Buyer, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of a Registration Failure.

          5. OBLIGATIONS OF THE BUYER. In connection with the registration of the Registrable Securities, the Buyer shall have the following obligations:

               a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Buyer that the Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

               b. The Buyer, by the Buyer’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless the Buyer has notified the Company in writing of the Buyer’s election to exclude all of the Buyer’s Registrable Securities from the Registration Statements.

               c. In the event of an underwritten offering pursuant to Section 2(b) in which any Registrable Securities are to be included, the Buyer agrees to enter into and perform the Buyer’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Buyer has notified the Company in writing of the Buyer’s election to exclude all of the Buyer’s Registrable Securities from such Registration Statement.

               d. The Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), the Buyer will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Buyer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, the Buyer shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Buyer’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

               e. No Buyer may participate in any underwritten registration hereunder unless the Buyer (i) agrees to sell the Buyer’s Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

               f. Each Buyer agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) by the end of the fifth (5th) Business Day following the date on which such Buyer receives draft materials in accordance with this Section.

          6. EXPENSES OF REGISTRATION. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Buyer intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In addition, the Company shall pay all fees of counsel incurred by the Buyer in connection with the registration of the Registrable Securities pursuant to this Agreement. In no event shall the Company be responsible for any broker or similar commissions of the Buyer or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Buyer.

          7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               a. To the extent permitted by law, the Company shall indemnify, hold harmless and defend (i) the Buyer, (ii) the directors, officers, partners, managers, members, employees, agents and each person who controls any Buyer within the meaning of the 1933 Act or the 1934 Act, if any, (iii) any underwriter (as defined in the 1933 Act) for the Buyer in connection with an underwritten offering pursuant to Section 2(b) hereof, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of any of its obligations under this Agreement, and will reimburse each Indemnified Person for all legal and other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability, cost, expense or action (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim within ten (10) Business Days of written notice thereof. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented, such corrected Prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect Prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 10.

               b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if Claim in respect thereof is to be made against any the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be.

          PROVIDED, HOWEVER, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Company if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by Buyer and shall be reasonably acceptable to the Company, if the Buyer is entitled to indemnification hereunder. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

               c. To the extent permitted by law, but in an aggregate amount not to exceed the Buyer’s purchase price for the Registrable Securities, the Buyer will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, or agents of the Company, if any (each, a “Company Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon a Claim arising out of or based upon any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, which occurs due to the inclusion by the Company in a Registration Statement, or a Prospectus contained therein, or any amendment or supplement thereto, of false or misleading information about the Buyer, where such information was furnished in writing to the Company by the Buyer for the purpose of inclusion in such Registration Statement.

          8. CONTRIBUTION. To the extent any indemnification by the Company is prohibited or limited by law, the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law, in such proportion as is appropriate to reflect the relative fault of the indemnifying person and the Indemnified Person in connection with the actions, statements or omissions that resulted in such Claims as well as any other relevant equitable considerations. The relative fault of the indemnifying person and the Indemnified Person shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying person or indemnified person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

          9. REPORTS UNDER THE 1934 ACT. With a view to making available to the Buyer the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the Commission that may at any time permit the Buyer to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               a. make and keep public information available, as those terms are understood and defined in Rule 144;

               b. file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

               c. furnish to the Buyer so long as the Buyer owns Registrable Securities, promptly upon written request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration.

          10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by the Buyers to any transferee of all or any portion of Registrable Securities if: (a) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such Registrable Securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In the event that the Buyer transfers all or any portion of its Registrable Securities pursuant to this Section, the Company shall have at least ten (10) Business Days to file any amendments or supplements necessary to keep the Registration Statement current and effective pursuant to Rule 415, and the commencement date of any Event of Default under the Debenture or the Warrants caused thereby will be extended by ten (10) Business Days.

          11. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, and Buyers who hold three-fourths (3/4) of the then outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon the Buyer and the Company.

          12. MISCELLANEOUS.

               a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

               b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company: To the address set forth immediately below such
Company’s name on the signature pages hereto.

With copy to:

Andrew J. Merken
Burns & Levinson LLP
125 Summer Street
Boston, Ma. 02110
Telephone: 617-345-3740
Fax: 617-345-3299

          If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

With copy to:

Stuart Neuhauser, Esq.
Ellenoff Grossman & Schole LLP
150 East 42nd Street, 11th Floor
New York, New York 10017
Telephone: 212-370-1300
Fax: 212-370-7889

Each party shall provide notice to the other party of any change in address.

               c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

               e. Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

               f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               g. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

               h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               i. Except as otherwise provided herein, all consents and other determinations to be made by the Buyer pursuant to this Agreement shall be made by Buyers holding three-fourths (3/4) of the Registrable Securities, determined as if the all of the Warrants and Debentures then outstanding have been converted or exercised into for Registrable Securities.

               j. The Company acknowledges that a breach by it of its obligations hereunder could cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder could be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Buyer could be entitled, in addition to all other available remedies in law or in equity, to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

               k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               l. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               m. The initial number of Registrable Securities included in any Registration Statement and each increase to the number of Registrable Securities included therein shall be allocated pro rata among the Buyers based on the number of Registrable Securities held by the Buyer at the time of such establishment or increase, as the case may be. In the event a Buyer shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Buyers, pro rata based on the number of shares of Registrable Securities then held by the Buyers. For the avoidance of doubt, the number of Registrable Securities held by a Buyer shall be determined as if all the Warrants hen outstanding and held by a Buyer were converted into or exercised for Registrable Securities, without regard to any limitation on the Buyer's ability to exercise the Warrants or convert the Debentures.

               n. There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing.

[INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

COMPANY:	BUYER:

ALLORA MINERALS, INC.

By: /s/ Michael Matvieshen	/s/ Chandra Pemmasani
Michael Matvieshen, President and Chief	Dr. Chandra Pemmasani
Executive Officer

ADDRESS:	ADDRESS:

5 – 215 Neave Road	8 Fieldstream Court
Kelowna, British Columbia, Canada	Lutherville, MD 21093
V1V 2L9	Phone:
Phone:	Fax:
Fax:

SCHEDULE OF BUYERS

Legal Representative’s
	Address and	Address and
Buyer	Facsimile Number	Facsimile Number

Dr. Chandra Pemmasani	8 Fieldstream Court	Stuart Neuhauser, Esq.
	Lutherville, MD 21093	Attorney at Law
	Phone:	Ellenoff Grossman & Schole LLP
	Fax:	150 East 42nd Street, 11th Floor
New York, New York 10017
Phone: 212.370.1300
Fax: 212.370.7889

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the OTC Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

          • ordinary brokerage transactions and transactions in which the broker dealer solicits purchasers;

          • block trades in which the broker dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

          • purchases by a broker dealer as principal and resale by the broker dealer for its account;

          • an exchange distribution in accordance with the rules of the applicable exchange;

          • privately negotiated transactions;

          • settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

          • broker dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

          • through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

          • a combination of any such methods of sale; or • any other method permitted pursuant to applicable law.

          The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker dealers engaged by the Selling Stockholders may arrange for other broker dealers to participate in sales. Broker dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

          In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

          The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

          The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

          Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

          We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

          Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

ALLORA MINERALS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of ALLORA MINERALS, INC., a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

          Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.      Name.

          (a)           Full Legal Name of Selling Securityholder

          (b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

          (c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3. Broker-Dealer Status:

          (a)           Are you a broker-dealer?

          Yes [ ]    No [ ]

          (b)           If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

          Yes [ ]    No [ ]

          Note:      If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

          (c)           Are you an affiliate of a broker-dealer?

          Yes [ ]    No [ ]

          (d)           If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

          Yes [ ]    No [ ]

          Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder. Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement:

          (a)           Type and Amount of other securities beneficially owned by the Selling Securityholder:

_______________________________________________

_______________________________________________

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

          State any exceptions here:
_____________________________________________

_____________________________________________

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:                     Beneficial Owner:

                              By:

                                        Name: ___________________
                                        Title    ____________________

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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